SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                   FORM 8-K
                                     (12g3)


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report: June 2, 2004



                          QUEEN CITY MOBILE HOMES, INC.
                          ----------------------------
              (New name of registrant as specified in its charter)
(successor registrant under Sec. 12(g)3 of the Securities Exchange Act of 1934)


                                  HINDS, INC.
                              --------------------
                     (Prior name of corporation pre-merger)


WYOMING                         000-31887                 83-0327511
- ----------------              -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          pre-merger)
pre-merger)

SOUTH DAKOTA                    000-31887                46-0429873
- -----------------             -------------            ------------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation                                          post-merger)
post-merger)


            1230 North Avenue, Suite 8, Spearfish, South Dakota 57783
           ----------------------------------------------------------
                                  (NEW ADDRESS)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (303) 422-8127

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT


     On December 8, 2003 Queen City Mobile Homes, Inc. subscribed for and paid for 6,480,000 shares of common stock of Hinds, Inc. constituting 90% of the issued and outstanding shares of common stock of Hinds, Inc. The 6,480,000 common shares were authorized and issued by the Board of Directors.

     On December 9 and 10, 2003 Hinds and Queen City Mobile Homes, Inc. entered into a Merger Plan whereby after the merger Queen City Mobile Homes, Inc. conducted a statutory merger with its 90% owned subsidiary, Hinds, Inc. The shares owned by Queen City Mobile Homes, Inc. were cancelled as a result of the merger. All shareholders of Hinds, Inc. received new shares of the surviving Company, Queen City Mobile Homes, Inc. on a one for one basis.

     In December 2003 Hinds, Inc. executed its Plan of Merger and Articles of Merger with Queen City Mobile Homes, Inc. At the time of the effective date of the merger, Queen City Mobile Homes, Inc. owned 90% of the issued and outstanding stock of Hinds Inc. Queen City Mobile Homes, Inc. is the surviving company after the merger.

     The Company is a successor registrant pursuant to Section 12(g) 3 of the Securities Exchange Act of 1934, by virtue of a statutory merger of the Parent, Queen City Mobile Homes, Inc. a South Dakota corporation, and its 90% owned subsidiary, Hinds, Inc., a Wyoming corporation, with Queen City Mobile Homes, Inc. being the survivor. All outstanding shares of Hinds, Inc. were converted by virtue of the merger.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.


ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               None.

ITEM 5.    OTHER EVENTS

     Queen City Mobile Homes was incorporated February 4, 1994 and commenced business as a dealer in manufactured by Liberty Homes, Inc. and Rollohome.

     In calendar year 1995, it sold four percent (4%) of the mobile homes manufactured by Liberty Mobile Homes and received an award for being Liberty's outstanding mobile home dealer. That year, it had gross sales of approximately $10,000,000.

     It sold its dealership in 1996 and since then has managed and dealt in its receivables of which at December 31, 2002, it had approximately $40,000.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

     Harlan Schmidt became the President and Director of the company as of January 2004. Phil Hinds resigned as President.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

                                1. Audited Financial Statements of Queen City Mobile Homes, Inc. for the periods ended. December 31, 2001 and 2002.

                                2. Pro Forma Consolidated Financial Statements (Unaudited) of Queen City Mobile Homes, Inc. after merger with Hinds, Inc.

        Exhibits-             3.3 Articles of Queen City Mobile Homes, Inc.
                              3.4 Bylaws of Queen City Mobile Homes, Inc.
                             10.1 Articles of Merger
                             10.2 Plan of Merger
                             10.3 Certificate of Merger

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 2, 2004                        Queen City Mobile Homes, Inc.



                                               By: /s/ Harlan A. Schmidt
                                                  ------------------------------
                                                  Harlan A. Schmidt, President

                          QUEEN CITY MOBILE HOMES, INC.
                          (A Development Stage Company)
                              FINANCIAL STATEMENTS
                   For Years Ended December 31, 2002 and 2001

                           MICHAEL JOHNSON & CO., LLC
                          Certified Public Accountants
                        9175 East Kenyon Ave., Suite 100
                             Denver, Colorado 80237

Michael B. Johnson C.P.A.                             Telephone:  (303) 796-0099
Member:  A.I.C.P.A.                                         Fax:  (303) 796-0137
Colorado Society of C.P.A.s





                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Queen City Mobile Homes, Inc.
Spearfish, SD


We have audited the accompanying balance sheet of Queen City Mobile Homes, Inc., (A Development Stage Company) as of December 31, 2002 and 2001, and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2002 and 2001and for the period February 1, 1994 (inception) to December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Queen City Mobile Homes, Inc., as of December 31, 2002 and 2001, and the results of their operations and their cash flows for the years ended December 31, 2002 and 2001, and for the period February 1, 1994 (inception) to December 31, 2002, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements the Company is in the development stage, and will require funds from profitable operations, from borrowing or from sale of equity securities to execute its business plan. Management's plans in regard to these matters are also discussed in Note 3. These factors raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.





Michael Johnson & Co., LLC
Denver, Colorado
November 24, 2003


                         QUEEN CITY MOBILE HOMES, INC.
                         (A Development Stage Company)
                                 Balance Sheets
                                  December 31,





                                                                          2002               2001
                                                                       ------------       ------------

ASSETS;

   Current Assets:
      Cash                                                                  $4,685             $1,584
     Accounts Receivable                                                    40,039                  -
                                                                       ------------       ------------

Total Current Assets                                                        44,724              1,584
                                                                       ------------       ------------

TOTAL ASSETS                                                               $44,724            $ 1,584
                                                                       ============       ============

LIABILITIES & STOCKHOLDERS' EQUITY

    Current Liabilities:
        Notes Payable - Shareholder                                         44,257              1,041
                                                                       ------------       ------------

Total Current Liabilities                                                   44,257              1,041
                                                                       ------------       ------------

Stockholders' Equity

    Common stock
      200,000,000 shares authorized at $.005 par value,
      1,500,000 shares issued and outstanding                                7,500              7,500
    Additional Paid-In Capital                                              (5,500)            (5,500)
    Deficit accumulated during the
      development stage                                                     (1,533)            (1,457)
                                                                       ------------       ------------

Total Stockholders' Equity                                                     467                543
                                                                       ------------       ------------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                    $44,724             $1,584
                                                                       ============       ============

The accompanying notes are an integral part of these financial statements.

                         QUEEN CITY MOBILE HOMES, INC.
                         (A Development Stage Company)
                            Statements of Operations



                                                                                                              February 1, 1994
                                                                         Year Ended                             (Inception) to
                                                                        December 31,                              December 31,
                                                                 2002                     2001                        2002
                                                                 ----                     ----                        ----

Revenue:
    Rental Income                                                  $ -                        $ -                 $ 7,921,861
    Cost of Goods Sold                                               -                          -                  (6,504,088)
                                                              ----------                ----------                ------------
Total Income                                                         -                          -                   1,417,773
                                                              ----------                ----------                ------------
Costs and Expenses:
     Business Expenses                                            1,576                     1,041                   1,382,786
     Insurance                                                        -                         -                      40,136
     Office Expenses                                              2,000                        73                      41,981
     Bank Charges                                                    55                        56                       1,362
                                                              ----------                ----------                ------------
Total Operating Expenses                                          3,631                     1,170                   1,466,265
                                                              ----------                ----------                ------------
Other Income and Expenses:
     Interest Income                                              3,555                         -                      54,527
     Interest Expense                                                 -                         -                      (7,568)
                                                              ----------                ----------                ------------
Total Other Income & Expenses                                     3,555                         -                      46,959
                                                              ----------                ----------                ------------
Net Loss                                                          $ (76)                 $ (1,170)                   $ (1,533)
                                                              ==========                ==========                ============
Per Share Information:

     Weighted average number
     of common shares outstanding                             1,500,000                 1,500,000
                                                              ----------                ----------
Net Loss per common share                                     *                         *
                                                              ==========                ==========
* Less than $.01

The accompanying notes are an integral part of these financial statements.


                         QUEEN CITY MOBILE HOMES, INC.
                         (A Development Stage Company)
                             Statements of Cash Flow

                                Indirect Method




                                                                                                        February 1, 1994
                                                                          Year Ended                     (Inception) to
                                                                           December 31,                    December 31,
                                                                   2002                  2001                  2002
                                                                   ----                  ----                  ----

Cash Flows from Operating Activities:

     Net Loss                                                           $ (76)             $((1,170)         $ (1,533)

    Increase in Accounts Receivable                                   (40,039)                    -           (40,039)
                                                                    ------------          ----------          ----------
Net Cash  Used In Operating Activities                                (40,115)               (1,170)          (41,572)
                                                                    ------------          ----------          ----------
Cash Flows from Financing Activities:

    Proceeds from Notes Payable                                        43,216                 1,041            44,257
    Issuance of stock                                                 -                           -             2,000
                                                                    ------------          -----------         -----------
Net Cash Provided by Financing Activities                              43,216                 1,041            46,257
                                                                    ------------          -----------         -----------
Net Increase in Cash & Cash Equivalents                                 3,101                  (129)            4,685

Beginning Cash & Cash Equivalents                                       1,584                 1,713                 -
                                                                    ------------          -----------         ------------
Ending Cash & Cash Equivalents                                        $ 4,685               $81,584           $84,685
                                                                    ============          ===========         ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

     Cash paid for Interest                                         $ -                   $ -                 $ 7,568
                                                                    ============          ============        ============
     Cash paid for Income Taxes                                     $ -                   $ -                 $ -
                                                                    ============          ============        ============

The accompanying notes are an integral part of these financial statements.


                         QUEEN CITY MOBILE HOMES, INC.
                         (A Development Stage Company)
                         Stockholders' Equity (Deficit)
                               December 31, 2002




                                                                                                     Deficit
                                                   COMMON STOCKS                Additional         Accum. During             Total
                                                                                  Paid-In           Development        Stockholders'
                                           # of Shares           Amount           Capital              Stage                Equity
                                           -----------           ------           -------              -----                ------

Balance - February 10, 1994                   $1,500,000           $ 7,500          $(5,500)                   $ -         $ 2,000
                                              ----------           -------          --------              ---------       ----------
Net Loss for the Period                                -                 -                -               (545,099)       (545,099)
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1994                    1,500,000             7,500           (5,500)              (545,099)       (543,099)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                276,795         276,795
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1995                    1,500,000             7,500           (5,500)              (268,304)       (266,304)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                259,654         259,654
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1996                    1,500,000             7,500           (5,500)                (8,650)         (6,650)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                 53,138          53,138
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1997                    1,500,000             7,500           (5,500)                44,488          46,488
                                              ----------           -------          --------              ---------       ----------
Net Loss for the Year                                  -                 -                -                (51,365)        (51,365)
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1998                    1,500,000             7,500           (5,500)                (6,877)         (4,877)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                  3,629           3,629
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 1999                    1,500,000             7,500           (5,500)                (3,248)         (1,248)
                                              ----------           -------          --------              ---------       ----------
Net Profit for the Year                                -                 -                -                  2,961           2,961
                                              ----------           -------          --------              ---------
Balance - December 31, 2000                    1,500,000             7,500           (5,500)                  (287)          1,713
                                              ----------           -------          --------              ---------       ----------
Net Loss for year                                      -                 -                -                 (1,170)         (1,170)
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 2001                    1,500,000             7,500           (5,500)                (1,457)            543
                                              ----------           -------          --------              ---------       ----------
Net Loss for year                                      -                 -                -                    (76)            (76)
                                              ----------           -------          --------              ---------       ----------
Balance - December 31, 2002                    1,500,000           $ 7,500          $(5,500)              $ (1,533)          $ 467
                                              ==========           =======          ========              =========       ==========

The accompanying notes are an integral part of these financial statements.

                          QUEEN CITY MOBILE HOMES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2002


Note 1 - Organization and Summary of Significant Accounting Policies:
         ------------------------------------------------------------

Organization:

The Company was incorporated on February 1, 1994, in the state of South Dakota. The Company is in the development stages and was organized for the purpose of selling and dealing in manufactured homes and any business incidental or related thereto. The Company's fiscal year end is December 31.

Basis of Presentation - Development Stage Company:

The Company has not earned significant revenues from limited principal operations. Accordingly, the Company's activities have been accounted for as those of a "Development Stage Enterprise" as set forth in Financial Accounting Standards Board Statement No. 7 ("SFAS 7"). Among the disclosures required by SFAS 7 are that the Company's financial statements be identified as those of a development stage company, and that the statements of operations, stockholders' equity (deficit) and cash flows disclose activity since the date of the Company's inception.

Basis of Accounting:

The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States.

Cash and Cash Equivalents:
-------------------------

The Company considers all highly liquid debt instruments, with an original maturity of three months to be cash equivalents.

Use of estimates:

The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Net Loss Per Share

Net loss per share is based on the weighted average number of common shares and common shares equivalents outstanding during the period.

Other Comprehensive Income

The Company has no material components of other comprehensive income (loss), and accordingly, net loss is equal to comprehensive loss in all periods.

                          QUEEN CITY MOBILE HOMES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2002

Note 2 - Federal Income Taxes:

The Company has made no provision for income taxes because there have been no operations to date causing income for financial statements or tax purposes.

The Financial Accounting Standards Board (FASB) has issued Statement of Financial Accounting Standards Number 109 ("SFAS 9"). "Accounting for Income Taxes", which requires a change from the deferred method to the asset and liability method of accounting for income taxes. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities.

Deferred tax assets:
         Net operating loss carryforwards                     $ 1,533
         Valuation allowance                                   (1,533)
                                                              --------
         Net deferred tax assets                              $     0
                                                              =========

At December 31, 2002, the Company had net operating loss carryforwards of approximately $1,533 for federal income tax purposes. These carryforwards if not utilized to offset taxable income will begin to expire in 2007.

Note 3 - Going Concern:

The financial statements of the Company have been presented on the basis that they are a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has an accumulated deficit at December 31, 2002 of $1,533.

The future success of the Company is likely dependent on its ability to attain additional capital, or to find an acquisition to add value to its present shareholders and ultimately, upon its ability to attain future profitable operations. There can be no assurance that the Company will be successful in obtaining such financing, or that it will attain positive cash flow from operations. Management believes that actions presently being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern.

Note 4 - Capital Stock Transactions:

The authorized capital stock of the Company was established at 10,000 with a $1.00 par value. On November 20, 2000, the Board of Directors authorized the total number of shares be increased to 200,000,000 shares with a par value of $.005 per share and in addition authorized a forward split of 15,000 to 1 of the issued shares. There have been no additional shares of common stock issued during the year ended December 31, 2002

                          QUEEN CITY MOBILE HOMES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2002




Note 5 - Segment Information:

Queen City Mobile Homes, Inc. operates primarily in a single operating segment, the selling and dealing in manufactured homes.

Note 6 - Notes Payable:

Notes payable at December 31, 2002 are $44,257 due upon demand to Harlan A. Schmidt with no interest.